                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant                    |X|

         Filed by a Party other than the Registrant |_|

         Check the appropriate box:

         |_|      Preliminary Proxy Statement     |_|      Confidential, for Use of the
                                                           Commission Only (as Permitted by
                                                           Rule 14a-6(e)(2))

         |X|      Definitive Proxy Statement

         |_|      Definitive Additional Materials

         |_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  DynTek, Inc.
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                  DYNTEK, INC.

                       18881 Von Karman Avenue, Suite 250

                            Irvine, California 92612

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be Held on June 27, 2003

         The Annual Meeting of Stockholders of DynTek, Inc. ("DynTek") will be held at our executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA on Friday, June 27, 2003, at 10:00 a.m. Pacific Standard Time, for the purpose of considering and acting upon the following Proposals:

         (1) The election of five directors for terms expiring at DynTek's 2003 Annual Meeting of Stockholders;

         (2) The ratification of the appointment by the Audit Committee and the full Board of Directors of Marcum & Kliegman LLP as DynTek's independent accountants for the year ended June 30, 2003; and

         (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Pursuant to the provisions of the By-laws of DynTek, the Board of Directors has fixed the close of business on May 14, 2003 as the record date for determining the stockholders of DynTek entitled to notice of and to vote at the meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO DYNTEK IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                             By Order of the Board of Directors,



                                             James Linesch
                                             Executive Vice President
                                             and Secretary
         June 2, 2003
         Irvine, California

         LOGO DYNTEK


                                  DYNTEK, INC.
                            18881 Von Karman Avenue
                                   Suite 250
                            Irvine, California 92612


                            ------------------------


                                PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 27, 2003


         This Proxy Statement is being mailed to stockholders of DynTek, Inc., a Delaware corporation ("DynTek"), on or about June 2, 2003 in connection with the solicitation of proxies by the Board of Directors of DynTek to be used at the 2002 Annual Meeting of Stockholders of DynTek to be held on June 27, 2003 and any adjournments thereof (the "Annual Meeting" ). Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting. This proxy statement is also accompanied by DynTek's 2002 Annual Report to Stockholders, which consists of DynTek's Form 10-K, as amended, for the fiscal year ended June 30, 2002 that sets forth important business and financial information concerning DynTek.

         The Board of Directors has fixed the close of business on May 14, 2003 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, DynTek had outstanding approximately 35,475,943 shares of its Class A common stock, $.0001 par value (the "Common Stock"), and 1,497,737 shares of its Series A Preferred Stock, $.0001 par value (the "Preferred Stock"). Holders of DynTek's Common Stock are entitled to one vote per share, and holders of DynTek's Preferred Stock are entitled to 2.5 votes per share.

         All proxies which are properly completed, signed and returned to DynTek in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of DynTek prior to the exercise thereof, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire. Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy, if properly executed, will vote the shares represented thereby For the following Proposals: (1) the election of the five (5) persons named herein as nominees for Directors of DynTek; (2) the proposal to ratify the appointment of Marcum & Kliegman LLP as DynTek's independent accountants for the year ended June 30, 2003; and (3) the transaction of such other business that may be brought before the Annual Meeting, in accordance with the judgment of the persons voting the proxy; provided, that such discretionary authority granted to the person named in the enclosed proxy card, if it is properly executed, shall specifically include the right to vote in favor of adjournment of the Annual Meeting for the purpose of postponing the Annual Meeting until such time as sufficient votes necessary to take either or both of the actions called for under Proposal 1 and Proposal 2 have been received and cast therefore.

         Any combination of outstanding shares of Common Stock and Preferred Stock which shares entitle the holders thereof to cast a majority of the votes which can be cast by all of the outstanding Common Stock and Preferred Stock, taken together, is required to establish a quorum at the Annual Meeting. The Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares of the Common Stock and Preferred Stock entitled to vote. A majority of the votes cast at the Annual Meeting by the holders of DynTek's Common Stock and Preferred Stock entitled to vote is required for the ratification of the appointment of independent accountants.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not affect the outcome of the voting in such election. With regard to other proposals, abstentions may be specified. DynTek believes that abstentions are shares present and entitled to vote, but do not constitute votes cast in respect of a particular matter. DynTek, therefore, intends to count abstentions and votes withheld in respect of the proposal to ratify the appointment of independent accountants for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but not as votes having been cast in respect of such proposal. Accordingly, such abstentions and votes withheld will not affect the outcome of the voting on that proposal. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals) because although they will count towards the quorum necessary to hold the Annual Meeting they do not represent part of the voting power present for any particular matter to come before the Annual Meeting. DynTek believes that all proposals being presented to stockholders at the Annual Meeting are discretionary proposals and, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these proposals, DynTek does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non- votes in respect of these proposals, however, DynTek intends to treat such broker non-votes as stated above.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         All nominees for Director presently are members of DynTek's Board of Directors. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected to office. In such case, however, it is intended that the individuals named in the enclosed proxy will vote for the election of such substituted nominees as DynTek's Board of Directors may recommend.

         Certain information concerning the nominees for director is set forth in the following table.

                                            Principal Occupation, Business
     Name                    Age            Experience and Directorships
     ----                    ---            ----------------------------
Steven J. Ross                45            Since February 2000, Mr. Ross has been DynTek's President,
                                            Chief Executive Officer and Chairman of the Board.  Mr. Ross
                                            has an extensive industry background, most recently serving as General Manager of Toshiba's Computer System Division,
                                            responsible for sales, marketing, and operations in North and
                                            South America from 1998 to 1999.  Prior to that, Mr. Ross was
                                            President and General Manager of the Reseller Division and
                                            President of Corporate Marketing at Inacom Corporation from
                                            1996 to 1998.  Mr. Ross' other positions have included
                                            responsibility for sales and marketing, operations, strategic planning, and other senior executive activities.

James Linesch                 48            Since August 14, 2000, Mr. Linesch has served as the Chief
                                            Financial and Chief Accounting Officer, Executive Vice
                                            President and Secretary, and since February 1997 Director, of
                                            DynTek.  Previously, Mr. Linesch was the President, Chief
                                            Executive Officer and Chief Financial Officer of CompuMed, a
                                            public computer company involved with computer assisted
                                            diagnosis of medical conditions, which he joined in April
                                            1996 as Vice President and Chief Financial Officer.
                                            Mr. Linesch served as a Vice President and Chief Financial
                                            Officer of DynTek from August 1991 to April 1996.  From May
                                            1998 to August 1991, Mr. Linesch served as the Chief
                                            Financial Officer of Science Dynamics Corp., a corporation involved in the development of computer software.
                                            Mr. Linesch holds a CPA certification in the State of
                                            California, where he practiced with Price Waterhouse from
                                            1981 to 1984.

Brian D. Bookmeier            44            Mr. Bookmeier is an investor and Vice President of Seven
                                            Sons, Inc., d/b/a Las Vegas Golf & Tennis.  Seven Sons, Inc.
                                            is in the business of franchised retailing of golf and tennis products.  Mr. Bookmeier has held this position since 1997.
                                            Mr. Bookmeier has served as a Director of DynTek since July
                                            1995, and was President and Chief Executive of DynTek from
                                            July 1995 to February 2000.  From September 1989 until its merger into DynTek, Mr. Bookmeier served as Executive Vice
                                            President and a Director of Patient Care Services, a home
                                            medical equipment supply company that specialized in diabetes management, and the sale of related equipment and supplies.
                                            He was on the Board of Directors of Azurel, Ltd., a public company that filed for protection under Chapter 11 of the
                                            Federal Bankruptcy Code in 2001.  He continues to serve as
                                            Chairperson of the Audit and Compensation Committees of the
                                            Reorganized Board of Azural, Ltd.  In May 2003, be became COO of ModeEleven, Inc., a privately held software development and media broadcast company.

                                            Principal Occupation, Business
     Name                    Age            Experience and Directorships
     ----                    ---            ----------------------------
Dr. Michael W. Grieves        53            Dr. Grieves has been a director since August 14, 2000.
                                            Previously, Dr. Grieves had served as Data Systems
                                            Corporation's President, Chief Executive Officer and Chairman
                                            of the Board since its inception in 1986.  Prior to 1986, Dr.
                                            Grieves served in executive, managerial and technical
                                            capacities with Computer Alliance Corporation, a turnkey
                                            system house; Quanex Management Sciences, a computer services bureau; and Lear Siegler Corporation. He has more than 25
                                            years of experience in the computer industry.

Marshall Toplansky            52            Mr. Toplansky has been a director since October 2002. Mr.
                                            Toplansky founded the consulting firm Core Strategies in
                                            1996, of which he remains CEO.  The firm specializes in
                                            evaluating marketing strategies and identifying growth
                                            opportunities for technology-based companies.  From 1994 to
                                            1996, he served as Senior Vice President of Sales and
                                            Marketing for enterprise software publisher Open
                                            Environment.  He was Vice President of Marketing for modem manufacturer U.S. Robotics from 1989 to 1994.
                                            Mr. Toplansky's other positions have involved advertising and data base direct marketing management, primarily with Ogilvy
                                            & Mather.  Mr. Toplansky currently serves on the board of
                                            directors of CompTIA, the country's largest technology trade association, and the Harvard Business School Association of
                                            Orange County.

         DynTek's Board of Directors met three (3) times (not including actions by written consent) during the year ended June 30, 2002. Each of the directors serving at the time attended all of the meetings held by the Board of Directors and any Committees of the Board of Directors on which such person served during the last fiscal year, except for Mr. Davies who did not attend one of the meetings of the full Board of Directors. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee.

         The Audit Committee met two (2) times separately and two (2) times in conjunction with the Board of Directors during the year ended June 30, 2002. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit DynTek's financial statements, reviews DynTek's interim and year- end operating results, considers the adequacy of the internal accounting controls and audit procedures of DynTek and reviews the non-audit services to be performed by the independent accountants. In June 2000, the Board of Directors formally adopted a charter for the Audit Committee. The Audit Committee Charter, as amended and restated, is attached as Annex A to this Proxy Statement. The members of the Audit Committee at the end of the 2002 fiscal year were Messrs. Grieves, Bookmeier and Thomas R. Davies (who has since resigned from the Board). Each of the Audit Committee members was independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards, other than Mr. Bookmeier. Mr. Bookmeier was not independent for purposes of that definition because he was employed by the Corporation at some time within the prior three years, although he became an independent director as so defined in February 2003. DynTek appointed Mr. Bookmeier to the Audit Committee because it believed that his prior employment relationship with DynTek would not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and member of the committee on behalf of DynTek's stockholders.

         The Compensation Committee has the authority to review and recommend compensation arrangements for management of DynTek. The Compensation Committee's responsibilities were carried out by the full Board of Directors during the fiscal year ended June 30, 2002. The members of the Compensation Committee at the end of the 2002 fiscal year were Messrs. Marshall Mandell and Thomas R. Davies (both of whom have since resigned from the Board) and Mr. Ross.

Compensation of Directors

         Directors are paid an annual Board Membership fee of $25,000 and are reimbursed for certain reasonable expenses incurred in attending Board or Committee meetings. The Chairman of the Audit Committee and the Chairman of the Compensation Committee are each paid an additional fee of $25,000 for service in those positions, effective April 2003 Currently, Mr. Grieves is Chairman of both the Audit Committee and the Compensation Committee. Directors are eligible for awards under DynTek's 1997 Non-employee Directors' Stock Option Plan. The Non-employee Directors' Plan provides for option grants with respect to 10,000 shares of Common Stock to be made to each eligible director upon each July 1st on which such director is a member of DynTek's Board of Directors. Options are exercisable for 5 years after the date of grant. The exercise price for any option under the plan shall be equal to the fair market value of the Common Stock at the time such option is granted. The plan provides that grants thereunder vest immediately. During the year ended June 30, 2002, each of Messrs. Bookmeier and Grieves received grants in accordance with the Non-employee Directors' Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require DynTek's officers and directors and persons who own more than ten percent of a registered class of DynTek's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish to DynTek copies of all such filings. DynTek has determined, based solely upon a review of those reports and amendments thereto furnished to DynTek during and with respect to the year ended June 30, 2002 and written representations from reporting persons, to the extent that DynTek deemed it necessary, that all filing requirements were timely satisfied by DynTek's officers and directors.

Recommendation

         The Board of Directors recommends a vote FOR the election of Messrs. Ross, Linesch, Bookmeier, Grieves and Toplansky as Directors of DynTek.


                    PROPOSAL 2--RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS


Appointment of Independent Auditors

         The Board of Directors, on the recommendation of the Audit Committee of the Board, has appointed the firm of Marcum & Kliegman LLP as independent accountants, to audit and report on the financial statements of DynTek for the year ending June 30, 2003. Marcum & Kliegman LLP was appointed by the Audit Committee and the full Board of Directors as the Company's independent accountants on May 1, 2003, replacing Grassi & Co., P.C., DynTek's independent accountant for the prior fiscal year. It is expected that a representative of Marcum & Kliegman LLP will be available at the Annual Meeting to answer questions of stockholders.

         On May 1, 2003 DynTek dismissed Grassi & Co. CPAs, P.C. ("Grassi & Co.") and appointed Marcum & Kliegman LLP as its certifying accountants for the year ending June 30, 2003. This change was recommended and approved by the Audit Committee of DynTek's Board of Directors.

         Grassi & Co. was previously engaged as DynTek's certifying accountant for the preparation of a report on DynTek's financial statements for the year ended June 30, 2002, and was not engaged as DynTek's certifying accountant for any prior years. For periods prior to the fiscal year ended June 30, 2002, DynTek's certifying accountants were Feldman Sherb & Co., P.C., which firm merged into Grassi & Co. with Grassi & Co. being the successor firm subsequent to such firm's delivery of the audit report for DynTek's fiscal year ended June 30, 2001. DynTek does not regard the merger of Feldman Sherb & Co., P.C. with Grassi &Co., as a change of accountants since Grassi & Co. was the successor firm and the accountants and related staff that provided accounting services to DynTek at Feldman Sherb & Co. P.C. continued to provide those same services for DynTek following the merger into Grassi & Co. As a result, prior disclosure under Item 304 of Regulation S-K was not required with respect to that merger. Except as described in the following sentence, neither Feldman Sherb & Co., P.C.'s nor Grassi & Co.'s reports on DynTek's financial statements for the years ended June 30, 2001 or June 30, 2002, respectively, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi & Co. on the financial statements of DynTek for the fiscal years ended June 30, 2002 and 2001 does, however, contain an expression of substantial doubt regarding DynTek's ability to continue as a going concern. During the years ended June 30, 2001 and 2002 and the subsequent interim period through May 1, 2003, there were no disagreements with Feldman Sherb & Co., P.C. or Grassi & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Feldman Sherb & Co., P.C. or Grassi & Co., respectively, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, there were no reportable events as described in
Item 304(a)(1)(v) of Regulation S-K.

         No statements are required to be made pursuant to Item 304(a)(2) of regulation S-K with respect to the engagement of Marcum & Kliegman LLP as DynTek's new certifying accountant for the year ending June 30, 2003.

Audit Fees

         DynTek paid its former independent accounts, Grassi & Co., audit fees of $130,000 for professional services rendered for the audit of DynTek's annual financial statements for the year ended June 30, 2002 and for the review of the financial statements included in DynTek's quarterly reports on Form 10-Q for such year.

Financial Information Systems Design and Implementation Fees

         DynTek did not engage Grassi & Co., to provide advice regarding its financial information systems design and implementation during the fiscal year ended June 30, 2002.

All Other Fees

         Fees billed to DynTek by Grassi & Co., during DynTek's 2002 fiscal year, for all other non-audit services rendered to DynTek totaled $36,335.

Required Vote

         The ratification of the appointment of Marcum & Kliegman LLP requires a majority of the votes cast by holders of DynTek's Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and abstentions and broker non-votes, if any, will not be treated as votes cast on this matter at the Annual Meeting.

Recommendation

         The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman LLP.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth information regarding the beneficial ownership of outstanding Common as of April 30, 2003 by (i) each of our directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of our Common Stock, referred to as the 5% owners. For purposes of the following table, the number of shares of Common Stock assumes the conversion to Common Stock of all outstanding shares of Preferred Stock. No person holds 5% or more of the outstanding Preferred Stock

                                                            Number of Shares                     Percentage
     Name and Address of                                    of Common Stock                    Outstanding of
     Beneficial Owner (2)                                Beneficially Owned (1)              Common Stock Owned
     --------------------                                ----------------------              ------------------
DynCorp(3)                                                    10,336,663                         26.4%
11710 Plaza America Drive
Reston, VA 21090-6010

H. T. Ardinger(4)                                              4,244,160                         10.5%
9040 Governors Row
P.O. Box 569360
Dallas, TX 75356

Estate of Fred Kassner(5)                                      3,045,610                          7.7%
59 Spring Street
Ramsey, NJ  07446

Steven J. Ross (6)                                               898,845                          2.2%

Dr. Michael W. Grieves(7)                                        697,729                          1.8%
34705 West 12 Mile Road, Suite 300
Farmington Hills, MI 48009

James Linesch(8)                                                 530,573                          1.3%

Brian D. Bookmeier(9)                                            313,315                          *
c/o Las Vegas River Avenue, Suite 20
Novi, MI 48152

Arion Kalpaxis(10)                                               302,500                          *

Marshall Toplansky(11)                                           130,000                          *

Wade Stevenson                                                    62,250                          *

ALL OFFICERS AND DIRECTORS                                     2,118,462                          7.6%
as a group (7 persons) (3)(6)(7)(8)(9)

*        Less than 1%

(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o DynTek, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

(3) For DynCorp, includes 7,500,000 warrants to acquire Common Stock at $4.00 per share.

(4) Includes 1,140,310 shares that Mr. Ardinger has the right to acquire under an agreement with ViewCast, Inc. and 1,279,550 shares under publicly-traded Class A warrants.

(5) For the Estate of Mr. Kassner, includes 40 shares of Common Stock underlying the our publicly-traded Class A Warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in our assets.

(6) Includes options to purchase 895,000 shares of Common Stock exercisable at prices ranging from $1.25 to $2.25 per share granted to Mr. Ross under the DynTek 1992 and 2001 Employee Stock Option Plans, 10,000 shares of Common Stock underlying options granted at $2.81 per share under the DynTek 1997 Non-Employee Director's Stock Option Plan, 19,845 shares of Common Stock which are issuable upon conversion of 7,938 shares of Preferred Stock, and 49,000 shares of Common Stock underlying options to purchase 19,600 shares of Preferred Stock with strike prices of $1.69 per share.

(7) Includes 141,883 shares of Common Stock which are issuable to Dr. Grieves upon conversion of 56,753 shares of Preferred Stock held by him. Also includes beneficial ownership of options to purchase 90,846 shares of Common Stock at prices between $0.957 to $13.52 per share, upon exercise of options to purchase 36,642 shares of Preferred Stock. Also includes 20,000 options exercisable for Common Stock (10,000 exercisable at $2.25 per share of Common Stock and 10,000 exercisable at $1.75 per share of Common Stock) granted to Dr. Grieves under the DynTek 1997 Non-Employee Director's Stock Option Plan.

(8) Includes 40,000 options granted to Mr. Linesch (10,000 exercisable at $1.81 per share of Common Stock, 10,000 exercisable at $0.97 per share of Common Stock, 10,000 exercisable at $3.78 per share of Common Stock, 10,000 exercisable at $2.81 per share of Common Stock) under the DynTek 1997 Non-Employee Director's Stock Option Plan, and includes 8,750 shares of Common Stock which are issuable to Mr. Linesch upon conversion and 3,500 shares of Preferred Stock held by him, includes options to purchase 390,000 shares of Common Stock granted to Mr. Linesch at prices ranging from $1.25 to $3.00 under the DynTek 1992 and 2001 Employee Stock Option Plans.

(9) Includes 253,315 shares of Common Stock held by Mr. Bookmeier. Also includes options to purchase 60,000 shares of Common Stock granted under the DynTek 1997 Non-Employee Directors' Stock Option Plan (20,000 exercisable at $3.78 per share of Common Stock, 10,000 exercisable at $0.97 per share of Common Stock, 10,000 exercisable at $2.81 per share of Common Stock and 10,000 exercisable at $2.25 per share of Common Stock, 10,000 exercisable at $0.07 per share of Common Stock).

(10) Includes 15,000 options to purchase 15,000 shares of Common Stock granted to Mr. Kalpaxis at $2.04 per share under the DynTek 2001 Employee Stock Option Plan.

(11) Includes 100,000 options to purchase shares of Common Stock at $3.00 per share issued to Mr. Toplansky for services rendered and 30,000 options to purchase shares of Common Stock granted at $1.00 per share under the DynTek 2001 Employee Stock Option Plan

(12) Includes options to purchase 4,900 shares of Preferred Stock with strike prices between $5.63 and $2.40 per share, and options to purchase 50,000 shares of Common Stock granted prices between $2.04 and $1.25 per share under the DynTek 1992 and 2001 Employee Stock Option Plans.


                             EXECUTIVE COMPENSATION


         The following table sets forth the compensation paid during the three-year period ended June 30, 2002 to the chief executive officer of DynTek and the other four most highly paid executive officers of DynTek whose annual salary and bonus exceeded $100,000 for all services rendered to DynTek during each such annual period.

SUMMARY COMPENSATION

                                                  Annual
                                               Compensation                            Long Term Compensation
                                               ------------                            ----------------------
                                                                     Other
                                                                     Annual    Restricted                              All Other
                              Fiscal                                Compen-      Stock        Options/      LTIP        Compen-
     Name and Position        Year       Salary($)     Bonus($)      sation      Awards       SARs (#)     Payouts      sation
     -----------------        ----       ---------     --------     -------      ------       --------     -------      ------
Steven J. Ross                2002       $376,000      $205,000     $70,000        --           75,000        --       $40,431(c)
   President, Chief           2001       $175,000         --        $25,000        --          810,000        --          --
   Executive Officer and      2000(a)    $143,000         --           --          --            --           --          --
   Chairman of the Board

James Linesch                 2002       $179,000      $ 75,000        --          --           45,000        --       $ 6,321(c)
   Chief Financial Officer,   2001(b)    $138,000      $ 10,000     $25,000        --          335,000        --          --
   Executive Vice President   2000             --         --           --          --            --           --
   and Director

Wade Stevenson                2002       $129,000      $ 20,000        --          --           20,000        --          --
   Vice President             2001       $  98,990     $ 26,000        --          --            --           --          --
   Finance                    2000       $  73,337     $ 13,500        --          --            --           --          --

Arion Kalpaxis                2002       $176,000         --           --          --           15,000        --          --
   Chief Technology           2001       $153,798         --           --          --            --           --          --
   Officer                    2000       $140,000         --           --          --            --           --          --

a) On May 15, 2000, we entered into a consulting agreement with Mr. Ross, which replaced a previous agreement that he had with BugSolver.com, Inc., a DynTek subsidiary. The agreement provided for a monthly consulting fee of $23,000. Mr. Ross subsequently entered into an Employment Agreement with us in January 2001 and his consulting agreement was terminated. On December 10, 2001, we entered into a new employment agreement with Mr. Ross which replaced the prior agreement. For terms of this agreement se the section entitled "Employment Agreements."

b) Mr. Linesch entered into an employment agreement with us on August 14, 2000, at a base salary of $157,500 per year, for an annually renewable term of one year. Mr. Linesch's base salary under the agreement was increased to $200,000 on August 14, 2001 and he also became eligible for bonus payments of $25,000 per quarter on that date.

c) In accordance with the terms of their employment agreements, both Mr. Ross and Mr. Linesch are reimbursed for medical claims that are not payable under our health plan. Since we are currently operating under a self-insurance health plan, such reimbursements are considered as a component of compensation.

Option Grants

         The following table sets forth certain information, as of June 30, 2002, concerning individual grants of stock options made during the fiscal year ended June 30, 2002 to each of the persons named in the Summary Compensation Table above.

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 2002

                               Number of
                               Securities                                                    Potential Realizable Value at
                               Underlying           Percent of Total                            Assumed Annual Rates of
                              Options/SARs            Options/SARs        Exercise or Base      Stock Price Appreciation
          Name                  Granted          Granted in Fiscal Year     Price ($/Sh)            for Option Term
          ----                  -------          ----------------------     ------------            ---------------
          (a)                     (b)                     (c)                    (d)               5%              10%
     Steven J. Ross              75,000                    8%                   $2.07            $8,000          $16,000
     James Linesch               45,000                    5%                   $2.09            $5,000          $ 9,000
     Wade Stevenson              20,000                    2%                   $2.04            $2,000          $ 4,000
     Arion Kalpaxis              15,000                    2%                   $2.04            $2,000          $ 3,000

         The following table sets forth information concerning exercises of stock options by each of the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2002 and the fiscal year-end value of options held by such named individuals.

              AGGREGATED OPTION/SAR EXERCISED IN FISCAL YEAR ENDED JUNE 30, 2002 AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             Number of Securities Underlying       Value of Unexercised In-The-
                                                            Unexercised Options/SARs At Fiscal     Money Options/SARs At Fiscal
                        Shares Acquired        Value                  Year-End (#)                         Year-end ($)
         Name           on Exercise (#)    Realized ($)         Exercisable/Unexercisable           Exercisable/Unexercisable
         ----              ------------    ------------         -------------------------           -------------------------

         (a)                  (b)               (c)                        (d)                                 (e)
    Steven J. Ross             --                0                   869,000/65,000                     $497,000/$497,000
    James Linesch              --                0                   375,000/35,000                     $124,000/$124,000
    Wade Stevenson             --                0                    22,000/40,000                      $10,000/$11,000
    Arion Kalpaxis             --                0                      0/15,000                              $0/$0

Employment Agreements

         On December 10, 2001, we entered into an employment agreement with Steven J. Ross, our President, Chief Executive Officer, and Chairman of the Board, which replaced the prior employment agreement dated January 2, 2001. The agreement is for one year and automatically renews for subsequent one-year periods unless we provide written notice of our intention not to renew at least six months prior to the anniversary date. The agreement includes a base salary of $400,000 per year and quarterly bonus payments of $50,000, based on certain criteria. The criteria for the fiscal year ended June 30, 2002 was as established in the agreement, and in subsequent quarters the criteria is to be established by mutual consent between Mr. Ross and the compensation committee. Mr. Ross is also entitled to company-paid life insurance, long-term disability and supplemental medical insurance coverage. In the event Mr. Ross is terminated without cause, he is entitled to receive payments equal to one year's salary plus bonus, payable one half in a lump sum at termination and one half in equal monthly installments over 24 months. In addition, Mr. Ross is entitled to the same compensation and stock option benefits afforded non-employee directors.

         On August 14, 2000, we entered into an employment agreement with James Linesch, our Chief Financial Officer and Executive Vice President. The agreement is for one year and automatically renews for subsequent one-year periods unless we provide written notice of our intention not to renew at least six months prior to the anniversary date. The initial base compensation is $157,500 per year, subject to annual increases. Mr. Linesch is also entitled to company-paid life insurance, long-term disability and supplemental medical insurance coverage. The base compensation was increased on August 14, 2001 to $200,000, and Mr. Linesch became eligible for quarterly bonus payments in the amount of $25,000, subject to the same process for establishing criteria as that for the CEO. In the event Mr. Linesch is terminated without cause, he is entitled to receive a payment equal 18 months salary plus potential bonus. In addition, Mr. Linesch is entitled to the same compensation and stock option benefits afforded non-employee directors.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

         As of June 30, 2002, DynTek's Compensation Committee consisted of Messrs. Mandell, Davies and Ross, with only Mr. Ross being an employee of DynTek. For information concerning Mr. Ross' Employment Agreement, see "Employment Agreements", above. Mr. Mandell was an executive officer and director of DynCorp. DynCorp is DynTek's largest shareholder, owning of record and beneficially approximately 39% of DynTek's outstanding Common Stock, on an "as converted" basis (assuming conversion of all then outstanding shares of Class B Common Stock and Preferred Stock) at that time. In August 2003, Messrs. Mandell and Davies resigned from the Audit Committee and Messrs. Grieves, and Toplansky were later appointed to the Committee.

         In March 2001, the Company purchased 25% of the equity in LaborSoft Corporation ("LaborSoft"), a company providing labor relations software to labor unions and commercial customers. As a result of its investment, the Company assigned Dr. Grieves to become the Chairman of the Board of Directors of LaborSoft. The Company provides infrastructure services to LaborSoft, on a fee-for-service basis, with monthly charges of approximately $25,000.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for reviewing DynTek's compensation program. The Compensation Committee did not meet separately during the fiscal year ended June 30, 2002 for the purpose of reviewing employee salary issues, but its members did participate in all full Board meetings at which employee compensation issues were discussed.

Compensation Philosophy

         Our compensation program generally is designed to motivate and reward DynTek's executive officers and employees for promoting financial, operational and strategic objectives while reinforcing the overall goal of enhancing shareholder value. Our compensation program generally provides incentives to achieve short and long term objectives. The major components of compensation for executive officers are base salary, bonus incentives (on an individual basis in DynTek's discretion), and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of DynTek's compensation philosophy. These elements generally are blended to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and employees with those of DynTek shareholders.

Components of Executive Compensation

         Base Salary. Base salaries for DynTek's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

         Stock Awards. To promote our long-term objectives, all directors, officers and employees of DynTek are eligible for grants of stock options. The stock option awards are made to directors, officers and employees pursuant to our 1992 Employee Stock Option Plan, as amended, and our 2001 Employee Stock Option Plan, in the form of incentive stock options for employees and non-qualified stock options for non-employees, and to non-employee directors pursuant to the 1997 Non-employee Directors Stock Option Plan, in the form of non-qualified stock options.

         Stock options represent rights to purchase shares of Common Stock in varying amounts pursuant to a vesting schedule determined by the Compensation Committee or the full Board at a price per share specified in the option grant, which may be less than the fair market value on the date of the grant under certain circumstances when non-qualified options are awarded. Stock options expire at the conclusion of a fixed term (generally 5 years).

         Since the stock options may grow in value over time, these components of our compensation plan are designed to reward performance over a sustained period and to enhance shareholder value through the achievement of corporate objectives. We intend that these awards will strengthen the focus of our directors, officers and employees on managing DynTek from the perspective of a person with an equity stake in DynTek. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers of DynTek. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, DynTek and the Compensation Committee believe that, for the near future, there is not a significant risk that DynTek will lose any significant tax deduction for executive compensation. Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if DynTek and the Compensation Committee determine that such an action is in the best interests of DynTek.

COMPENSATION COMMITTEE

         Michael W. Grieves

         Marshall Toplansky

         Steven J. Ross


STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the cumulative total shareholder return on Common Stock, based upon the market price of Common Stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Computer Index for the period from June 30, 1997 through June 30, 2002.

                                [Graph Omitted]

---------------------------------------------------------------------------------------------------------
                                 6/30/97      9/30/97   12/31/97        3/31/98      6/30/98      9/30/98
---------------------------------------------------------------------------------------------------------
DynTek                             91.67        83.33        57.30        54.17        32.30        47.93
---------------------------------------------------------------------------------------------------------
NASDAQ Composite Index            154.49       180.59       168.23       196.66       202.98       181.46
---------------------------------------------------------------------------------------------------------
NASDAQ Computer Index             176.55       209.11       184.04       229.95       252.58       253.89
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                12/31/98      3/31/99      6/30/99      9/30/99     12/31/99      3/31/00
---------------------------------------------------------------------------------------------------------
DynTek                             33.33        33.33       130.20        83.33        94.80       132.30
---------------------------------------------------------------------------------------------------------
NASDAQ Composite Index            234.90       263.69       287.76       294.19       432.47       489.88
---------------------------------------------------------------------------------------------------------
NASDAQ Computer Index             337.40       388.21       412.40       447.34       688.91       803.57
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                              6/30/01      9/30/01      12/31/01     3/31/02      6/30/02
---------------------------------------------------------------------------------------------------------
DynTek                                          93.77        68.77        29.17        37.73        78.00
---------------------------------------------------------------------------------------------------------
NASDAQ Composite Index                         424.89       393.47       264.67       197.15       226.91
---------------------------------------------------------------------------------------------------------
NASDAQ Computer  Index                         697.28       631.69       371.84       264.16       319.60
---------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

         In connection with the preparation and filing of DynTek's Annual Report on Form 10-K for the year ended June 30, 2002:

         The Audit Committee of the Board of Directors reviewed and discussed the audited financial statements of DynTek with DynTek's management.

         o The Audit Committee discussed with Grassi & Co., DynTek's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380).

         o The Audit Committee also received the written disclosures and the letter from Grassi & Co. required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with Grassi & Co. the independence of that firm as DynTek's independent auditors. All audit and non-audit services provided by Grassi & Co. were reviewed by the Audit Committee, which considered whether the provision of non-audit services was compatible with maintaining the independent auditors' independence.

         o Based on the Audit Committee's review and discussions referred to above, the Audit Committee as then constituted (whose names appear below) recommended to the Board that DynTek's audited financial statements be included in DynTek's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

         Michael W. Grieves

         Brian Bookmeier

         Marshall Toplansky


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For information with respect to Certain Relationships and Related Transactions, please see "Compensation Committee Interlocks and Insider Participation in Compensation Decisions", above.

STOCKHOLDER PROPOSALS

         Based upon the regulations of the Securities and Exchange Commission, any stockholder who wishes to bring any proposal before a regularly scheduled annual meeting of DynTek stockholders or to nominate a person to serve as a director to be elected at such annual meeting shall give written notice thereof and certain related information to DynTek at least 120 calendar days prior to the date of DynTek's proxy statement released to stockholders in connection with the previous year's annual meeting.

         Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, including the decision to postpone the Annual Meeting until such time as sufficient votes necessary to take action have been received and cast, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with applicable procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

         Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2004) must be received by DynTek on or before January 16, 2004 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, DynTek, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

ADDITIONAL INFORMATION

         The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by DynTek. In addition to the solicitation of proxies by use of the mails, DynTek may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. DynTek has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by DynTek under such acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                    ANNEX A

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER


I.    PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established: and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

         o The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in
                  Section IV. of this Charter.

II.   COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, at least three of whom, subject to exceptions provided under the Rules of the Nasdaq Stock Market, Inc., shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, or at another meeting of the Board, and shall hold office until they resign or are removed, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Successors to Committee members, or vacancies left in the Committee's composition, may be filled by vote of the Committee members.

III.  MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with
Section IV. 4 below.

IV.   RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

         1. Review and update this Charter periodically as conditions dictate.

         2. Review the Corporation's quarterly and annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         4. Review with financial management and the independent accountants the 10-Q and 10-K prior to its filing of the quarterly (unaudited) or annual (audited) financials prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

         8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

         15. Review management's monitoring of the Corporation's compliance with appropriate auditing and ethical standards, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         16. Review activities, organizational structure, and qualifications of the internal audit department.

         17. Review, with the Corporation's counsel, legal compliance matters (including corporate securities trading policies by employees/management).

         18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY


                         DYNTEK, INC. ANNUAL MEETING OF
                          STOCKHOLDERS - JUNE 27, 2003


         This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of Stockholders of DynTek, Inc., to be held on June 27, 2003. Any Stockholder has the right to appoint as his proxy a person (who need not be a stockholder) other than any person designated below, by inserting the name of such other person in another proper form of proxy.

         The undersigned, a stockholder of DynTek, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his proxy with full power of substitution, for and in the name of the under-signed to attend the Annual Meeting of Stockholders to be held on June 27, 2003 at the Corporation's executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA, at 10:00 A.M., Pacific Standard Time and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

                (Continued and to be signed on the reverse side)

                                       |                                                  |
                                       v Please detach and mail in the envelope provided. v

------------------------------------------------------------------------------------------------------------------------------------
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
1.  ELECTION DIRECTORS: Election of the following proposed    2.  Ratify the Appointment of Marcum & Kliegman  [ ]    [ ]      [ ]
    directors to hold office until the next Annual Meeting        LLP as independent auditors for the
    of Stockholders or until their successors shall be            Corporation for the fiscal year ending
    elected and shall qualify:                                    June 30, 2003.
                                  NOMINEES:

|_| FOR ALL NOMINEES         ( )  Brian D. Bookmeier          3.  In their discretion, the proxies are         [ ]    [ ]      [ ]
                             ( ) Michael Grieves                  authorized to vote upon such other business
|_| WITHHOLD AUTHORITY       ( ) Marshall Toplansky               as may properly come before the Annual
    FOR ALL NOMINEES         ( ) Steven J. Ross                   Meeting or any adjournment thereof. Such
                             ( ) James Linesch.                   discretionary authority granted to the
|_| FOR ALL EXCEPT                                                proxies shall specifically include the right
    (See Instruction Below)                                       to vote in favor of adjournment of the Annual
                                                                  Meeting until such time as sufficient votes
                                                                  necessary to take either or both of the
                                                                  actions called for under Proposal 1 and
                                                                  Proposal 2 have been received and cast
                                                                  therefor.

                                                              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                                                              HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH
                                                              SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED ABOVE
                                                              AND FOR ALL PROPOSALS.
INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL EXCEPT"    The Board of Directors requests that you fill in the date and sign the
              and fill in the circle next to each nominee     Proxy and return it in the enclosed envelope.
              you wish to withhold, as shown here: o
------------------------------------------------------------  IF THE PROXY IS NOT DATED IN THE SPACE BELOW, IT IS DEEMED TO BE DATED
                                                              ON THE DAY WHICH IT WAS MAILED BY THE CORPORATION.






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To change the address on your account, please check
the box at right and indicate your new address in
the address space above. Please note that changes       |_|
to the registered name(s) on the account may not be
submitted via this method
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                        ------------------------      -----------                          ------------------------      -----------
Signature of Stockholder                         Date:             Signature of Stockholder                         Date:
                        ------------------------      -----------                          ------------------------      -----------
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Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).
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